North American Phosphate Outlook Dr. Michael Rahm Vice President Market and Strategic Analysis CRU Phosphates 2012 Conference Hotel Mazagan El-Jadida, Morocco March 19-21, 2012 Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995. Such statements include, but are not limited to, statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties.
These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients;
changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, and implementation of the U.S.
Environmental Protection Agency’s numeric water quality standards for the discharge of nutrients into Florida lakes and streams or possible efforts to reduce the flow of excess nutrients into the Gulf of Mexico; further developments in the lawsuit involving the federal wetlands permit for the extension of the Company’s South Fort Meade, Florida, mine into Hardee
County, including orders, rulings, injunctions or other actions by the court or actions by the plaintiffs, the Army Corps of
Engineers or others in relation to the lawsuit, or any actions the Company may identify and implement in an effort to mitigate the effects of the lawsuit; other difficulties or delays in receiving, or increased costs of, necessary governmental permits or approvals; the effectiveness of our processes for managing our strategic priorities; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, or Canadian resources taxes and royalties;
accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and
Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

Topics Current Situation and Near Term Outlook Long Term Outlook Evolving Role of U.S. Industry 3

Current Situation and Near Term Outlook

Expected
Features
Positive crop nutrient demand drivers
Record global phosphate shipments but . . .
A slow start followed by a fast finish this year
Lower and less volatile raw materials costs
Several supply and demand uncertainties
Impacted by sentiment and intangibles

Positive crop nutrient demand drivers

Markets still signaling for more area and yield
3.50
4.00
4.50
5.00
5.50
6.00
6.50
7.00
7.50
8.00
O N D J F M A M J J
US$ BU
New Crop Corn Prices
Daily Close of the New Crop Option October 1 to June 30
2008 2009 2010 2011 2012
Source: CBOT
7.00
8.00
9.00
10.00
11.00
12.00
13.00
14.00
15.00
16.00
O N D J F M A M J J
US$ BU
New Crop Soybean Prices
Daily Close of the New Crop Option October 1 to June 30
2008 2009 2010 2011 2012
Source: CBOT

High prices in 2011 did not move the needle

300
350
400
450
500
550
600
650
00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10 10/11E11/12F12/13F13/14F
Mil Tonnes
World Grain & Oilseed Stocks
Source: USDA and Mosaic
2013/14 Grain and Oilseed Scenario Assumptions
Low Medium High
  Harvested Area Change 0.00% 0.25% 0.50%
  Yield Deviation from Trend * Largest Negative 0.0% Largest Positve
  Demand Growth 1.75% 2.00% 2.25%
* Largest deviation from the 11-year trend 2000-2010
Trend yields in 2012
and 2013 don’ t
keep pace with 2%
demand growth!

Potential for a strong supply response

2.40
2.50
2.60
2.70
2.80
2.90
3.00
3.10
780
800
820
840
860
880
900
920
00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10 10/11 11/12
MT Ha
Mil Ha
World Grain and Oilseed Area and Yields
Harvested Area Yield Trend
Source:  USDA
2000
2100
2200
2300
2400
2500
2600
2700
2800
2900
3000
00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10 10/11E 11/12F 12/13F
Mil Tonnes
World Grain & Oilseed Production
Historical 2012/13 Range 2012/13 Medium Scenario
Source: USDA and Mosaic
Record harvested area    record average yield     record
production    global demand in 2011/12
+
=
=

Positive drivers underpin record phosphate
shipment forecasts

Source: Fertecon and Mosaic
51
47
52
58
60
62-64
64-66
0
10
20
30
40
50
60
70
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11E 12F 13F
Mil Tonnes
DAP/MAP/MES/TSP
World Processed Phosphate Shipments

North American phosphate shipments and
use have recovered to high levels

3.0
4.5
6.0
7.5
9.0
10.5
12.0
3.0
3.5
4.0
4.5
5.0
5.5
6.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11E12F 13F
Mil Tons
Product
Mil Tons
P
2
O
5
NA Phosphate Use and DAP/MAP/MES/TSP Shipments
Phosphate Use
Total Shipments
Source: AAPFCO, TFI, IFA and Mosaic
Fertilizer Year Ending June 30

Strong U.S. shipments last Fall followed by
slow movement this Winter

0.0
0.2
0.4
0.6
0.8
1.0
1.2
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
U.S. DAP and MAP/MES Domestic Shipments
2011/12 Fcst 6-Yr Olympic Avg
Source: TFI and Mosaic
MIN MAX Range (2005/06-2010/11)

Average North American shipments expected
this Spring

Source:  TFI, USDC and Mosaic
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
Jul-Dec Jan Jun
Mil Tons
Implied North American Phosphate Shipments
5 Yr Min-Max Range 2011/12 5-Yr Average
-
-

U.S. exports have stabilized in the 6-7 million
ton range during the last five years

95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12F
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
Mil Tons
U.S. DAP and MAP/MES Exports
Source: TFI and Mosaic
Fertilizer Year Ending June 30

Low shipments during the FH of 2012 expected
to reduce U.S. exports this fertilizer year

0.0
0.2
0.4
0.6
0.8
1.0
1.2
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
U.S. DAP and MAP/MES Exports
MIN MAX Range (2005/06-2010/11) 2011/12 Fcst 6-Yr Olympic Avg
Source: TFI and Mosaic

U.S. DAP/MAP/MES production has
remained steady at about 14 million tons

0.0
3.0
6.0
9.0
12.0
15.0
18.0
21.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12F
Mil Tons
U.S. DAP and MAP/MES Production
Source: TFI and Mosaic
Fertilizer Year Ending June 30

Record shattering U.S. imports in 2010/11
but significantly less expected in 2011/12

0.0
0.2
0.4
0.6
0.8
1.0
1.2
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12F
Mil Tons
U.S. DAP and MAP Imports
Source: TFI, USDOC, and Mosaic
Fertilizer Year Ending June 30

North American offshore imports have
declined from record levels in 2010/11

Mosaic 39.5%
Imports
15.0%
Other NA
45.5%
North American Phosphate Shipments
2010/11
Mosaic 48.6%
Imports 4.6%
Other NA
46.8%
North American Phosphate Shipments
2011/12 YTD

U.S. DAP/MAP producer stocks have
increased but remain within recent ranges

0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
2.0
Jul
07/08
Oct Jan Apr Jul
08/09
Oct Jan Apr Jul
09/10
Oct Jan Apr Jul
10/11
Oct Jan Apr Jul
11/12
Oct Jan
Mil Tons
U.S. DAP and MAP Producer Stocks
Source: TFI

Lower and less volatile raw materials costs

0
100
200
300
400
500
600
700
05 06 07 08 09 10 11 12
$ LT
Sulphur Prices
c&f Tampa
Source: Green Markets
0
50
100
150
200
250
05 06 07 08 09 10 11 12
$ MT
Phosphate Rock Prices
fob Morocco
Source: Fertilizer Week

Lower and less volatile raw materials costs

2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
Jan 05 Jan 06 Jan 07 Jan 08 Jan 09 Jan 10 Jan 11 Jan 12
$ MM Btu
Henry Hub Natural Gas Price
Daily Closing Price of the Front Month Contract
Source: NYMEX
0
100
200
300
400
500
600
700
800
900
1000
05 06 07 08 09 10 11 12
$ MT
Ammonia Prices
c&f Tampa
Source: Fertecon

Several Uncertainties Indian demand Chinese exports Ma’aden ramp-up Arab Spring production disruptions 21

Impact of higher retail prices on Indian demand

Rupees Tonne Unless Noted 2010/11 2011/12 FH 2011/12 SH 2012/13A 2012/13B 2012/13C
(1)
DAP Contract Price c&f India (US$ Tonne) $500 $612 $677 $525 $565 $600
(2)
Rupee/US$ (Average for Period or Forecast) 45.6 45.3 50.6 49.5 49.5 49.5
(3)
DAP Contract Price c&f India Duty Unpaid 22,785 27,703 34,262 25,988 27,968 29,700
(4)
DAP Contract Price c&f India Duty/Taxes Paid+Insurance 23,998 29,464 36,425 27,643 29,744 31,583
(5)
Estimated Bogey from Vessel to Retail Shelf 2,400 2,400 2,400 2,400 2,400 2,400
(6)
Estimated Cost Retail Shelf 26,398 31,864 38,825 30,043 32,144 33,983
(7) Subsidy (excluding primary and secondary freight subsidy) 16,268 19,763 19,763 14,348 14,348 18,288
(8)
Implied Retail Price 10,130 12,101 19,062 15,695 17,796 15,695
(9)
Percent Change 8% 19% 88% -18% -7% -18%
     The Maximum Retail Price of DAP was unchanged at R9350 from April 2002 to April 2010.
     Scenario A - Based on recent bids for spot cargos at $525 tonne c&f India and the approved subsidy level of R14,348 tonne.
     Scenario B - Based on Q1 acid price of $960 tonne c&f India, a spot ammonia price of $375 tonne c&f India and the approved subsidy of R14,348 tonne.
     Scenario C - Based on spot price plus a risk premium for potential sulphur and ammonia price increases. Solves for subsidy to achieve Scenario A retail price.
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11E
Mil Tonnes India Processed Phosphate Import Demand
Source: Fertecon, IFA and Mosaic
TSP MAP DAP

Chinese exports in 2012

0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11E
Mil Tonnes
China Processed Phosphate Export Supply
TSP MAP DAP
Source: Fertecon, IFA, China Customs and Mosaic

Ma’aden ramp-up 24 0.0 0.5 1.0 1.5 2.0 2.5 3.0 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11E 12F 13F Mil Tonnes Saudi Arabia DAP Export Supply Source: Fertecon

Arab Spring production disruptions 25 0.0 0.5 1.0 1.5 2.0 2.5 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11E 12F Mil Tonnes Tunisia Processed Phosphate Export Supply TSP DAP Source: Fertecon

Key Factors to Handicap
Agricultural commodity prices
- Weather – beware a big supply response
- Political and economic developments – impact on energy
prices and the value of the dollar
- Speculative positions
The Uncertainties
- Indian demand
- Chinese exports
- Ma’aden ramp-up
- Arab Spring
Sentiment and Intangibles
- Buyer caution
- Price expectations and channel inventories
- Marketing strategies of suppliers with new capacity or new product mix

Long Term Outlook

Expected
Developments

Strong demand growth underpinned by the food
and energy stories
- Relatively high commodity prices
- Profitable farm economics
- Global phosphate demand growth of 2.5%-3.0% per year
- DAP/MAP/TSP shipment growth of ~3% per year
Net capacity increases expected to keep pace
with demand growth
Nearly all of the projected demand and capacity
growth outside North America
North American industry projected to remain a
large and stable producer and exporter

The food story by the numbers

1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
5,500
80 85 90 95 00 05 10 15 20 25 30 50
Mil Tonnes
Source:  USDA and Mosaic
World Grain and Oilseed Use
Actual for U.S. Ethanol Actual Forecast for U.S. Ethanol Forecast
1. Population growth and increases in per capital GDP
are expected to generate steady and predictable
increases in global grain and oilseed (food) demand.
2. Farmers around the globe will need to harvest record
area and produce yields that exceed the 30-year
trend in order to meet projected demand.
3. Additional harvested area and higher yields will drive
continued increases in crop nutrient demand.
2
3
1
Connecting the Dots
60
80
100
120
140
160
180
200
220
80 85 90 95 00 05 10 15 20
Mil Tonnes
World Crop Nutrient Use
Actual - FSU Actual - ROW Mosaic Model
IFA Fertecon Mosaic Survey
1.75
2.00
2.25
2.50
2.75
3.00
3.25
3.50
3.75
4.00
750
775
800
825
850
875
900
925
950
975
80 85 90 95 00 05 10 15 20 25 30
MT Ha
Mil Ha
Source:  USDA and Mosaic
World Harvested Area and Average Yield
Actual  Area Forecast Area Actual Yield
Required Yield 1980-10 Yield Trend 2000-10 Yield Trend

Positive long term outlook

World Acid Production
Million Tonnes P O
5 2
0
10
20
30
40
50
60
70
95 00 05 10 15 20
Capacity
Production to Meet Demand
0
10
20
30
40
50
60
70
80
95 00 05 10 15 20
World Phosphate Shipments
Million Tonnes DAP/MAP/MES/TSP
74%
66%
80%
68%
79%
50%
60%
70%
80%
90%
95 00 05 10 15 20
World Acid Operating Rates

The Evolving Role of the U.S. Industry

Expected
Evolution

Lesser role in a growing global market but . . .
Still a large and stable U.S. industry
Focus on maintaining a competitive advantage
- Florida – large scale, low cost rock mining operations
- Louisiana – cost advantaged sulphur, ammonia and access
to major U.S. agricultural regions
Focus on productivity/efficiency enhancements
Focus on innovative premium products
More limited geographic reach but . . .
- Moving further down the value chain
- Marketing innovative premium products
- Focusing on high productivity agricultural systems
- Shipping to freight advantaged regions
The next generation of crop nutrients for the next generation of farming

33 Rock is our competitive advantage in Florida Ona DeSoto

Our Florida operations have more than 45
years of rock reserves

Our Florida chemical plants require
about 11.8 million tonnes of rock per
year when running at 90% of
capacity.
Our current reserves are sufficient
to run our Florida operations for
more than 45 years.
Source:  Mosaic 2010/11 10-K.
Phosphate Rock Reserves
Reserve Average Percent
Unit: million tonnes Tonnes BPL
P
2
O
5
Active Mines
Four Corners, FL 53.6 65.9 30.2
South Fort Meade, FL 53.8 64.2 29.4
Hookers Prairie, FL 5.7 65.5 30.0
Wingate, FL 36.5 63.5 29.1
Total Active Mines 149.6 64.2 29.4
Future Mines
Ona 245.5 63.5 29.0
DeSoto 148.0 64.8 29.7
Total Future Mining 393.5 64.0 29.3
Total Mining 543.1 64.2 29.4

Innovative Premium Products
MicroEssentials
®
deliver significant value
- Sulphur in elemental and sulphate form as well as
micronutrients ribboned throughout each granule
- Yield increases of 3%-7% based on field trials conducted
during the last 10 years
- Largest yield boost in the most intensive cropping systems
Rapid adoption of MicroEssentials
®
- Production of 1.3 million tonnes in CY 2011, up from 1.0
million tonnes in 2010
- Marketed to strategic customers in both North America and
key offshore geographies
Investing in expected future demand growth
- Produced today in two granulation plants at Bartow and
Riverview with annual capacity of ~1.5 million tonnes
- Capacity will increase to 2.3 million tonnes in April 2012 with the conversion of our Faustina C train
- Projects under evaluation to increase capacity to match
expected demand growth

North American Phosphate Outlook Dr. Michael Rahm Vice President Market and Strategic Analysis CRU Phosphates 2012 Conference Hotel Mazagan El-Jadida, Morocco March 19-21, 2012 Thank You!